Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.(1)	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: December 2019

MONTHLY OPERATING REPORT SUMMARY FOR December 2019

MONTH	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20
REVENUES (MOR-6)	$69,124,692	$68,155,348	$46,351,389
INCOME/(LOSS) BEFORE INT., DEPREC./TAX (MOR-6)(2)	$(4,856,820)	$3,129,824	$(26,463,046)
NET INCOME (LOSS) (MOR-6)	$(37,067,737)	$(13,003,398)	$(82,544,104)
PAYMENTS TO INSIDERS (MOR-9)	$269,451	$275,973	$274,231
PAYMENTS TO PROFESSIONALS (MOR-9)	$—	$375,263	$20,942,260
TOTAL DISBURSEMENTS (MOR-8)	$(98,932,678)	$(237,157,300)	$(171,129,079)

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee ***

REQUIRED INSURANCE
MAINTAINED AS OF SIGNATURE DATE

Type of Insurance	Check Yes/No	Exp. Date
WORKERS’ COMPENSATION	YES☒ NO☐	7/1/2020
AUTOMOBILE	YES☒ NO☐	7/1/2020
GENERAL	YES☒ NO☐	7/1/2020
POLLUTION	YES☒ NO☐	7/1/2020
CONTROL OF WELL	YES☒ NO☐	7/1/2020
COMMERCIAL CRIME	YES☒ NO☐	7/8/2020
FIDUCIARY	YES☒ NO☐	7/8/2020
EMPLOYEMENT PRACTICES	YES☒ NO☐	7/8/2020
D&O	YES☒ NO☐	7/8/2020
UMBRELLA	YES☒ NO☐	7/1/2020
EXCESS	YES☒ NO☐	7/1/2020

ATTORNEY NAME:	Alfredo Perez
FIRM:	Weil, Gotshal & Manges LLP
ADDRESS:	700 Louisiana Street
ADDRESS:	Suite 1700
CITY, STATE ZIP:	Houston, TX 77002-2755
TELEPHONE:	(713) 546-5040

CIRCLE ONE
Are all accounts receivable being collected within terms?
A/R related to agreements by and among Debtors and Tesoro Refining and Marketing Company, LLC is not being collected in accordance with ordinary terms.(3)	Yes ☐	No ☒
Are all post-petition liabilities, including taxes, being paid within terms?	Yes ☒	No ☐
Have any pre-petition liabilities been paid?	Yes ☒	No ☐
If so, describe: Payments made in accordance with the court orders.
Are all funds received being deposited into DIP bank accounts?	Yes ☒	No ☐
Were any assets disposed of outside the normal course of business?	Yes ☐	No ☒
If so, describe:
Are all U. S. Trustee Quarterly Fee Payments current?	Yes ☒	No ☐
What is the status of your Plan of Reorganization? Debtors filed Fourth Amended Plan on January 13, 2020 (ECF No. 685]).

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9, plus attachments, is true and correct.

SIGNED:	/s/ Kyle McCuen	DATED:	1-31-20
(ORIGINAL SIGNATURE)

	Kyle McCuen	TITLE:	Chief Financial Officer
(Print Name of Signatory)

(1)  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092).  The Debtors’ primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

(2) This figure represents EBIT not EBITDA and thus includes DDA Expense

(3) These amounts will be released pending the Company’s assignment of interest in recently drilled wells.

MOR-1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.(1)	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: December 2019

MONTHLY OPERATING REPORT NOTES FOR December 2019

INTRODUCTION

This monthly operating report (“MOR”) is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors.  Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes.  Therefore, in order to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices.  Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently-available data.  The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than full calendar month-ending December 31, 2019, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position.

RESERVATION OF RIGHTS

This MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases.  The unaudited financial statements have been derived from the Debtors’ books and records.  The information presented herein has not been subject to all procedures that typically would be applied to financial information presented in accordance with GAAP.  Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change.  The information furnished in this MOR includes normal recurring adjustments, but does not include all of the adjustments that typically would be made for interim financial statements presented in accordance with GAAP.

GLOBAL NOTES

Given the complexity of the Debtors’ business, inadvertent errors or omissions may have occurred.  Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in this MOR.  Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

NOTES TO MOR 2 - 3

Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of pre-petition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of pre-petition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan or reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

NOTES TO MOR-5

The accounts payable and accounts receivable agings are presented on a consolidated basis for the Debtors, and does not include intercompany activity.

Notes to MOR

NOTES TO MOR-6

The income statement is presented on a consolidated basis for the Debtors.  The information provided in the income statements reflect activity for the full calendar month-ending December 31, 2019.

Other revenues include both realized and unrealized gain and/or loss on derivatives recorded for the full calendar month-ending December 31, 2019.

NOTES TO MOR-8

Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories.  This relief generally was designed to preserve the value of the Debtors’ business and assets.  The Debtors have paid and continue to pay undisputed postpetition obligations in the ordinary course of business.

Intercompany receipts and disbursements between Debtors that are cleared by netting are not included in this MOR.  Based on centralized cash management practices, all disbursements are made by the following Debtors:  (i) EP Energy Corporation; (ii) EP Energy LLC; (iii) EP Energy E&P Company, LP; and (iv) EP Energy Management, LLC.

NOTES TO MOR-9

The list of insiders is consistent with public disclosures and other filings associated with the Debtors’ chapter 11 cases. The listing of any party as an “insider” is neither intended to be nor should be construed as a legal characterization of such party as an “insider,” as such term is defined in section 101(31) of the Bankruptcy Code, and it does not act as an admission or waiver of any fact, right, claim, or defense, and all such rights, claims, and defenses are hereby expressly reserved.

(1)  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092).  The Debtors’ primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

Notes to MOR

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME:  EP Energy Corporation, et al.

CASE NUMBER:  19-35654

MONTH:  December 2019

CONSOLIDATED BALANCE SHEET

Ending Balance at December 31, 2019

ASSETS
CASH & CASH EQUIVALENT	$32,316,684
ACCOUNTS & NOTES RECEIVABLE	143,710,419
INVENTORY	41,616,333
PRICE RISK MANAGEMNT-CUR ASSET	8,787,650
RESTRICTED CASH-CURRENT	925,000
OTHER CURRENT ASSETS	27,363,712

CURRENT ASSETS	$254,719,796

PLANT, PROPERTY & EQUIPMENT	$7,460,674,721
ACCUMULATED DD&A	(4,025,998,800)
PRICE RISK MGMT-NON CUR ASSET	25,561
NOTES RECEIVABLE-NON CURRENT	8,471
UNAMORTIZED DEBT EXPENSE	1,966,940
OTHER NON CURRENT ASSETS	19,483,555

NONCURRENT ASSETS	$3,456,160,448

TOTAL ASSETS	$3,710,880,244

LIABILITIES
OWNER AND ROYALTIES PAYABLE	$(71,588,399)
ACCOUNTS PAYABLE AND ACCRUED EXPENSES	(109,108,802)
OTHER CURRENT LIABILITIES	(736,721)
TOTAL ACCOUNTS PAYABLE	(181,433,923)
SHORT TERM FINANCING OBLIG	(1,963,092,284)
PRICE RISK MANAGEMENT-CUR LIAB	(308,936)
ACCRUED TAX OTHER THAN INCOME	(30,631,281)
ACCRUED INTEREST	(39,853,804)
RESERVES CURRENT	(11,576,833)
ASSET RETIRE OBLIG-CURRENT	(2,178,000)
OTHER CURRENT LIABILITIES	(19,122,513)

CURRENT LIABILITIES	$(2,248,197,573)

LIABILITIES SUBJECT TO COMPROMISE
AP OTHER-MISC	$(1,339,724)
CURRENT MATURITIES-LONG TERM DEBT	(2,779,946,000)
ACCRUED INTEREST-LONG TERM DEBT	(116,738,760)
RESERVE-LITIGATION	(26,417,082)
CONTRACT REJECTIONS	(7,946,345)
LIABILITIES SUBJECT TO COMPROMISE	(2,932,387,910)
DEFERRED INC TAX NON CUR LIAB FEDERAL	(1)
DEFERRED INC TAX NON CUR LIAB STATE	0
DEFERRED INC TAX NON CUR LIAB FOREIGN	—
TOTAL DEF INC TAX LIABILITY-NON CUR	(1)
RESERVES NON CURRENT	(833,696)
ASSET RETIRE OBLIG-NON CURR	(42,587,738)
OTHER NON CURRENT LIABILITY	(19,535,073)

NONCURRENT LIABILITIES	$(2,995,344,419)

TOTAL LIABILITIES	$(5,243,541,993)

EQUITY

COMMON STOCK	$(2,553,182)
APIC	(3,545,017,075)
ACCUMULATED DEFICIT	4,136,645,435
TREASURY STOCK	1,011,517

TOTAL STOCKHOLDERS EQUITY	$590,086,695

(EARNINGS)/LOSS INCOME STATEMENT	$942,575,053

TOTAL LIABILITIES + EQUITY	$(3,710,880,244)

MOR 2 - 3

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: December 2019

SCHEDULE OF POST-PETITION LIABILITIES

	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
TRADE ACCOUNTS PAYABLE	$12,804,720	$35,208,796	$21,919,973
TAXES PAYABLE:
Severance tax payable	$—	$15,465,770	$9,094,315
Other taxes payable	$—	$3,055,146	$5,836,929

SECURED DEBT POST-PETITION (1)	$—	$198,382,000	$148,381,858
ACCRUED INTEREST PAYABLE	$11,040,566	$27,599,714	$39,853,804
ACCRUED PROFESSIONAL FEES (2)	$5,900,000	$30,271,000	$23,338,468
OTHER ACCRUED LIABILITIES:
1. Insurance	$—	$—	$—
2. Asset retirement obligation (3)	$—	$96,911	$597,396
3. Accrued LOE liability	$6,261,085	$13,312,148	$15,786,308
4. Accrued G&A liability	$870,000	$200,000	$1,675,000
5. Accrued Capex liability	$26,161,000	$24,717,000	$43,080,027
6. Owner advances payable	$—	$—	$—
7. Owner revenue payable	$34,851,218	$48,490,145	$53,972,276
8. Accrued wages	$132,806	$145,186	$138,456
TOTAL POST-PETITION LIABILITIES	$98,021,395	$343,214,104	$326,823,592	$—	$—	$—

(1) Outstanding DIP balance as of December 31, 2019 excluding any Letters of Credit

(2) Payment requires Bankruptcy Court approval.

(3) Asset Retirement Obligations incurred post-petition.

MOR-4

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019

CASE NUMBER:  19-35654

MONTH:  December 2019

AGING OF POST-PETITION LIABILITIES

DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD-VALOREM, OTHER TAXES	OTHER
0-30	$36,029,184	$21,097,940	$—	$5,836,929	$9,094,315	$—
31-60 (2)	$596,227	$596,227	$—	$—	$—	$—
61-90 (3)	$225,806	$225,806	$—	$—	$—	$—
91 +	$—	$—	$—	$—	$—	$—
TOTAL	$36,851,217	$21,919,973	$—	$5,836,929	$9,094,315	$—

AGING OF ACCOUNTS RECEIVABLE (1)

MONTH	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
0-30	$101,248,776	$94,720,833	$91,486,831
31-60	$(24,541)	$576,263	$148,731
61-90	$1,113,895	$126,301	$530,308
91 +	$154,130	$348,374	$373,081
TOTAL	$102,492,260	$95,771,771	$92,538,951	$—	$—	$—

(1)    Total Accounts Receivable balance does not include intercompany activity.

(2)    $375,000 of the Trade Accounts amount relates to a vendor whom the Company has contracts with that are under evaluation and negatiation.  Additionally, $20,166.33 of the Trade Accounts amount relates to Ordinary Course Professional fees not authorized for payment under court order. Consequently these amounts have not been paid.

(3)    $225,806 of the Trade Accounts amount relates to a vendor whom the Company has contracts with that are under evaluation and negotiation. Consequently these amounts have not been paid.

MOR-5

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME:  EP Energy Corporation, et al.

CASE NUMBER:  19-35654

MONTH:  December 2019

CONSOLIDATED INCOME STATEMENT

Ending Balance at December 31, 2019

INCOME
GAS REVENUE	$5,010,053
OIL & CONDENSATE REVENUE	69,638,048
PLANT & PRODUCT REVENUE	5,479,426
MISCELLANEOUS REVENUE	(33,776,139)
TOTAL REVENUE	$46,351,389

TRANSPORTATION COST	(7,459,414)
O&M EXPENSES	(12,457,913)
G&A EXPENSES	(7,665,980)
GAIN & LOSS ON ASSET	(159,791)
DD&A EXPENSE	(38,775,044)
EXPLORATORY COSTS	(1,477,042)
OTHER-TERMINATIONS	(3,000,000)
TAXES OTHER THAN INCOME	(1,889,408)
TOTAL EXPENSES	$(72,884,592)

INTEREST INCOME	36,377
OTHER INCOME & EXPENSE	33,780
OTHER INCOME / EXPENSE	$70,158
EARNINGS BEFORE INTEREST & TAXES (EBIT)	$(26,463,046)

INTEREST EXPENSE	(12,765,158)
CAPITALIZED INT	123,548
REORGANIZATION ITEMS, NET	(43,325,427)
NET INCOME/(LOSS) BEFORE TAXES	(82,430,084)
INCOME TAXES	(114,020)
NET INCOME/(LOSS)	$(82,544,104)

MOR - 6

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME:  EP Energy Corporation, et al.

CASE NUMBER:  19-35654

MONTH:  December 2019

CONSOLIDATED CASH RECEIPTS AND DISBURSEMENTS

For Period Ending December 31, 2019

Beginning Cash Balance	$95,616
Total Operating Receipts	$118,382

Operating Disbursements
Payroll	$(3,701)
Benefits	(1,455)
Royalties	(36,101)
Capex	(30,815)
LOE	(12,707)
Transportation	(4,068)
Severance, Ad Val Tax	(3,913)
G&A (Incl. Rent, Insurance)	(1,258)
Other	(53)
Total Operating Disbursements	$(94,071)
Operating Cash Flow	$24,312

Interest & Fees
DIP Interest & Fees	—
RBL Interest & Fees	—
1.125 Lien Interest & Fees	—
Total Interest & Fees	$—

Total Restructuring Costs	$(20,942)

Financing Cash Flow
RBL Borrowings / (Repayments)	—
DIP Borrowings / (Repayments)	(50,000)
Net Financing Cash Flow	$(50,000)
Change in Float	(5,495)
Change in Cash	$(52,125)
Ending Cash Balance (1)	$43,491

(1) Ending Cash not inclusive of cash held by brokers as discribed in MOR 8 - Footnote 4

MOR - 7

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: December 2019

Cash Accounts as of December 31, 2019

Business Unit Name	Bank Name	Bank Account	Bank Balance	GL Reconcilation		GL Total

025 - EP Energy Management LLC	Bank of New York Mellon	x4762	$301,411.41			$301,411.41

654 - EP Energy E&P Company L.P.			82,813.04			82,813.04
			(58,821.39)			(58,821.39)
	Bank of New York Mellon	x5751	23,991.65			23,991.65

	Bank of New York Mellon	x1930	7,971,571.70			7,971,571.70

			1,630,368.68			1,630,368.68
			(10,962,312.99)			(10,962,312.99)
	Bank of New York Mellon	x3654	(9,331,944.31)			(9,331,944.31)

EPECO - EP Energy Corporation	Bank of New York Mellon	x9722	644,227.52			644,227.52

EPELC - EP Energy LLC	Bank of New York Mellon	x0381	2,730,980.85			2,730,980.85

TOTAL FOR MELLON BANK			$2,340,238.82	$—		$2,340,238.82

025 - EP Energy Management LLC	JP Morgan Chase Bank	x2730	—			—

654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x4743	—			—

			—			—
			(621,932.22)			(621,932.22)
	JP Morgan Chase Bank	x1509	(621,932.22)	300.00	(1)	(621,632.22)

	JP Morgan Chase Bank	x8572	784,830.19			784,830.19

EPELC - EP Energy LLC	JP Morgan Chase Bank	x0760	7,623,857.19			7,623,857.19

NEW BANK ACCOUNTS OPENED FOR ERP SYSTEM TRANSITION - NO ACTIVITY AS OF 11/30/19
025 - EP Energy Management LLC	JP Morgan Chase Bank	x7695	—			—
654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x7109	—			—
654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x7216	—			—
TOTAL FOR CHASE BANK			$7,786,755.16	$300.00		$7,787,055.16

		Cash Managed By EP Energy Corp.	$10,126,993.98	$300.00		$10,127,293.98

654 - EP Energy E&P Company L.P.	BoNY Overnight Investments	x1930 - x3654	20,722,185.05			20,722,185.05

EPELC - EP Energy LLC	BoNY Overnight Investments	x0381	—			—

EPELC - EP Energy LLC	JP Morgan Chase Bank	x0682	998,586.61			998,586.61
		Temporary Cash Investments	$21,720,771.66			$21,720,771.66

654 - EP Energy E&P Company L.P.	NEU Broker Pre-Paid Acct	Cash Held by Agents / Brokers(2)	$468,618.00	$—		$468,618.00

		CASH AND CASH EQUIVALENT	$32,316,383.64	$300.00		$32,316,683.64

654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x1509	925,000.00			925,000.00
		RESTRICTED CASH	$925,000.00			$925,000.00

654 - El Paso E&P Company L.P.	Bank of New York Mellon	1183654	—			—
		AP TRADE ROYALTY MELLON CLEARING	$—			$—

		TOTAL CASH LESS OUTSTANIDNG	$33,241,383.64	$300.00		$33,241,683.64

		CHECKS OUTSTANDING	$(11,643,066.60)	$300.00		$(11,642,766.60)

		TOTAL INCLUDING OUTSTANDING	$43,959,450.24	$300.00		$43,959,450.24

(1) Net outstanding checks issued at JPMorgan Chase Bank

(2) Cash held by Transcontinent Oil Company to make payments directly to mineral and surface owners on behalf of the Debtors.  The agreement provides that the funds are EPE’s and that they will return all or any portion upon request.

MOR-8 (1 of 2)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: December 2019

EXHIBIT C - BENEFITING COMPANY

CASH ACCOUNT RECONCILIATION

	Case Number:	19-35654	19-35653	19-35652	19-35649	19-35648	19-35647	19-35650	19-35651
	Consolidated	EP Energy Corporation	EPE Acquisition LLC	EP ENERGY L.L.C.	EP Energy Management, L.L.C.	EP ENERGY RESALE CO., L.L.C.	EP ENERGY E&P COMPANY, L.P.	EP Energy Global LLC	Everest Acquisition Finance Inc
	TOTAL
October 4 - 31, 2019	$(98,932,678)	—	—	(1,004,463)	(4,994,790)	—	(92,933,424)	—	—
November 1 - 30, 2019	$(237,157,300)	—	—	(152,256,268)	(5,138,853)	—	(79,762,178)	—	—
December 1 - 31, 2019	$(171,129,079)			(71,823,579)	(5,038,577)	—	(94,266,924)
TOTAL CHECKS/OTHER DISBURSEMENTS	$(507,219,057)	$—	$—	$(225,084,310)	$(15,172,220)	$—	$(266,962,526)	$—	$—

MOR-8 (2 of 2)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: December 2019

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

EMPLOYEE	10/4/19 - 10/31/19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
Employee 1	$25,506	$26,069	$25,510
Employee 2	$33,485	$34,240	$33,549
Employee 3	$33,448	$34,203	$33,448
Employee 4	$25,501	$26,067	$25,501
Employee 5	$25,152	$25,892	$25,152
Employee 6	$29,259	$29,934	$29,259
Employee 7	$71,043	$73,001	$75,870
Employee 8	$26,056	$26,566	$25,943

TOTAL INSIDERS (MOR-1)	$269,451	$275,973	$274,231	$—	$—	$—

PROFESSIONALS NAME/ORDER DATE	10/4/19 - 10/31/19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
FTI CONSULTING INC	$—	$—	$859,052
EVERCORE GROUP LLC	$—	$—	$5,317,684
WEIL GOTSHAL & MANGES LLP	$—	$—	$2,553,140
PAUL WEISS RIFKIND WHARTON & GARRISON	$—	$—	$3,897,466
MILBANK LLP	$—	$—	$1,974,619
HOULIHAN LOKEY CAPITAL INC	$—	$—	$482,935
MOELIS & COMPANY LLC	$—	$—	$161,856
MORRISON & FOERSTER LLP	$—	$—	$3,043,169
MAYER BROWN LLP	$—	$111,312	$1,299,942
OPPORTUNE LLP	$—	$—
PJT PARTNERS LP	$—	$—	$441,150
PRIME CLERK LLC	$—	$263,951	$139,415
W D VON GONTEN & CO	$—	$—
DEGOLYER AND MACNAUGHTON	$—	$—
DEBEVOISE & PLIMPTON LLP	$—	$—
PORTER HEDGES LLP	$—	$—
DRINKER BIDDLE & REATH LLP	$—	$—	$655,196
FOLEY GARDERE	$—	$—	$81,580
COLE SCHOTZ	$—	$—	$35,055
TOTAL PROFESSIONALS (MOR-1)	$—	$375,263	$20,942,260	$—	$—	$—

MOR-9